FEDERATED GLOBAL EQUITY FUND

a portfolio of Federated World Investment Series, Inc.

Supplement to Prospectus dated January 31, 2005

A special meeting of the shareholders of Federated Global Equity Fund (the “Global Equity Fund”), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on July 15, 2005, for the following purposes:

1.

To approve or disapprove a proposed Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which Federated International Equity Fund (the “International Equity Fund”), a portfolio of Federated International Series, Inc. would acquire all of the assets of the Global Equity Fund in exchange for Class A, B and C Shares of the International Equity Fund to be distributed pro rata by the Global Equity Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the Global Equity Fund; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of the Global Equity Fund as of May 12, 2005 will be receiving a proxy statement in the mail that provides additional information regarding the proposed Reorganization. If shareholders of the Global Equity Fund approve the Reorganization, then it is anticipated that on or about July 15, 2005, each holder of Class A, B and C Shares of Global Equity Fund will become the owner of Class A, B and C Shares of International Equity Fund having a total net asset value equal to the total net asset value of his or her holdings of Class A, B and C Shares in Global Equity Fund.

May 17, 2005

Cusip 31428U 87 0
Cusip 31428U 86 2
Cusip 31428U 85 4

   (5/05)